Direct Financing and Sales-type Leases	12 Months Ended
Dec. 31, 2011
Direct Financing and Sales-type Leases
(6)	Direct Financing and Sales-type Leases

The Company leases containers under direct financing and sales-type leases. The Company had 56,857 and 52,485 containers under direct financing and sales-type leases as of December 31, 2011 and 2010, respectively.

The components of the net investment in direct financing and sales-type leases, which are reported in the Company’s Container Ownership segment, as of December 31, 2011 and 2010 were as follows:

	2011	2010
Future minimum lease payments receivable	$122,349	$100,559
Residual value of containers on sales-type leases	11,032	9,390
Less unearned income	(23,185)	(18,608)

Net investment in direct financing and sales-type leases	$110,196	$91,341

Amounts due within one year	$25,075	$19,117
Amounts due beyond one year	85,121	72,224

Net investment in direct financing and sales-type leases	$110,196	$91,341

The Company maintains detailed credit records about its container lessees. The Company’s credit policy sets different maximum exposure limits for its container lessees. The Company uses various credit criteria to set maximum exposure limits rather than a standardized internal credit rating. Credit criteria used by the Company to set maximum exposure limits may include, but are not limited to, container lessee trade route, country, social and political climate, assessments of net worth, asset ownership, bank and trade credit references, credit bureau reports, including those from Dynamar B.V. and Lloyd’s Marine Intelligence Unit (common credit reporting agencies used in the maritime sector), operational history and financial strength. The Company monitors its container lessees’ performance and its lease exposures on an ongoing basis, and its credit management processes are aided by the long payment experience the Company has had with most of its container lessees and the Company’s broad network of long-standing relationships in the shipping industry that provide the Company current information about its container lessees.

If the aging of current billings for the Company’s direct financing and sales-type leases included in accounts receivable, net were applied to the related balances of the unbilled future minimum lease payments receivable component of the Company’s net investment in direct finance leases and sales-type leases as of December 31, 2011, the aging would be as follows:

1-30 days past due	$19,409
31-60 days past due	180
61-90 days past due	11,434
Greater than 90 days past due	161

Total past due	31,184
Current	91,165

Total future minumum lease payments	$122,349

The Company maintains allowances, if necessary, for doubtful accounts and estimated losses resulting from the inability of its lessees to make required payments under direct financing and sales-type leases based on, but not limited to, each lessee’s payment history, management’s current assessment of each lessee’s financial condition and the adequacy of the fair value of containers that collateralize the leases compared to the book value of the related net investment in direct financing and sales-type leases. Management does not set an internal credit score or obtain an external credit score as part of estimating the allowance as of period end. Based on management’s assessment, there was no allowance for doubtful accounts recorded related to the Company’s net investment in direct financing and sales-type leases as of December 31, 2011.

The following is a schedule by year of future minimum lease payments receivable under these direct financing and sales-type leases as of December 31, 2011:

Year ending December 31:
2012	$33,524
2013	28,797
2014	24,353
2015	20,582
2016 and thereafter	15,093

Total future minimum lease payments receivable	$122,349

Lease rental income includes income earned from direct financing and sales-type leases in the amount of $8,553, $7,303 and $10,691 during 2011, 2010 and 2009 respectively.